SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:      August 12, 2002
(Date of earliest event reported)

CYBERSOURCE CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	000-26477	77-0472961
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1295 Charleston Road, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (650) 965-6000

Item 9.    Regulation FD Disclosure.

On August 12, 2002, each of the chief executive officer, William S. McKiernan, and the chief financial officer, Steven D. Pellizzer, of CyberSource Corporation, a Delaware corporation, executed a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied CyberSource’s Form 10-Q filed with the Securities and Exchange Commission on August 12, 2002. The text of each of these certifications is set forth below.

CyberSource Corporation

CERTIFICATION

In connection with the periodic report of CyberSource Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, William S. McKiernan, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date:	August 12, 2002	By:	/s/ WILLIAM S. MCKIERNAN
William S. McKiernan Chief Executive Officer

CyberSource Corporation

CERTIFICATION

In connection with the periodic report of CyberSource Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Steven D. Pellizzer, Vice President of Finance of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 12, 2002	By:	/s/ STEVEN D. PELLIZZER
Steven D. Pellizzer Vice President of Finance

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBERSOURCE CORPORATION

By:	/s/ STEVEN D. PELLIZZER
Steven D. Pellizzer Vice President of Finance

Date:  August 12, 2002